QUAKER® INVESTMENT TRUST
Supplement dated December 17, 2010
To the Prospectus Dated October 28, 2010 for the
QUAKER CAPITAL OPPORTUNITIES FUND
The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.
Effective December 17, 2010, the following information replaces similar text found in the Traditional Funds Prospectus, in the section entitled “Sub-Advisers and Portfolio Manager” under the sub-heading “Quaker Capital Opportunities Fund” on page 4.
Sub-adviser and Portfolio Manager
Knott Capital Management, Inc. (“Knott Capital”) serves as investment Sub-adviser to the Fund.
Charles A. Knott, is founder, Chairman and Co-Chief Investment Officer of Knott Capital and has been responsible for the day-to-day management of the Fund’s portfolio since 2002.
Effective December 17, 2010, the following information replaces similar text found in the Traditional Funds Prospectus, in the section entitled “Sub-Advisers and Portfolio Manager” under the sub-heading “Quaker Capital Opportunities Fund” on page 18.
Quaker Capital Opportunities Fund
Knott Capital Management (“Knott Capital”), located at 224 Valley Creek Blvd., Suite 100, Exton, Pennsylvania 19341, was founded in 1998 and serves as Sub-adviser to Quaker Capital Opportunities Fund. Knott Capital is registered with the SEC as an investment adviser pursuant to the Advisers Act. As an investment advisory firm, Knott Capital has been rendering investment advisory services to other individuals, pension and profit sharing plans, and trusts since 1998. As of August 31, 2010, the firm had approximately $400 million of assets under management.
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The following individuals are primarily responsible for the day-to-day management of the Fund:
     Charles A. Knott — Founded Knott Capital in 1999 and currently serves as Chairman and Chief Investment Officer. Mr. Knott has more than 40 years experience in the investment industry. Prior to founding Knott Capital, Mr. Knott was the Chief Investment Officer for several large banks including Hamilton Bank in Lancaster, PA and Schenectady Trust of New York. He has served as Deputy Bank Commissioner for the State of Maryland and has been called upon by the Federal Reserve to provide expert testimony. For over 20 years, he has written a monthly commentary on the state of the economy and the markets that is widely read by the investment community. Mr. Knott is a graduate of Loyola College in Baltimore with a B.S. in Accounting.
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